Contract Liabilities	12 Months Ended
Jun. 30, 2026
Contract Liabilities [Abstract]
CONTRACT LIABILITIES

NOTE 9 — CONTRACT LIABILITIES

	As of June 30,
	2026	2025
Contract liabilities	$817,064	$560,621

Contract liabilities represented the upfront payments received upon acceptance of quotation by clients in relation to corporate secretarial services/accounting services/IP registration services. These payments are recognized as revenue when our performance obligation is satisfied. The Group’s contract liabilities increased as of June 30, 2026, reflecting a higher balance of advance payments received from clients for services that had not yet been provided at the reporting date. The Group’s contract liabilities are generally recognized as revenue within one year. Revenue recognized during the year ended June 30, 2026 and 2025 at the beginning of such periods was $560,621 and $485,319 respectively.